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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (date of earliest event reported)   August 7, 1998


                                EDIFY CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     0-28480                77-0250992
----------------------------         -----------            ----------------
(State or other jurisdiction         (Commission            (I.R.S. Employer
     of incorporation)               File Number)          Identification No.)


       2840 San Tomas Expressway
         Santa Clara, California                                 95051
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code  (408) 982-2000

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Item 5:           Other Events

                  Adoption of Stockholder Rights Plan.

                  On August 7, 1998, the Board of Directors of Edify Corporation (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $0.001 per share (the "Common Shares"), of the Company. The dividend is payable to stockholders of record on August 14, 1998 (the "Record Date"). In addition, one Right shall be issued with each Common Share that becomes outstanding (i) between the Record Date and the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date (as such terms are defined in the Rights Agreement) or
(ii) following the Distribution Date and prior to the Redemption Date or Final Expiration Date, pursuant to the exercise of stock options or under any employee plan or arrangement or upon the exercise, conversion or exchange of other securities of the Company, which options or securities were outstanding prior to the Distribution Date. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $0.001 per share (the "Preferred Shares"), of the Company, at a price of $70.00, subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and BankBoston, N.A., as Rights Agent. A summary of the Rights and Rights Agreement is included as Exhibit C to the Rights Agreement, which is included as Exhibit 4.1 hereto.

                  Amendment of Bylaws

                  On August 7, 1998, the Board of Directors of the Company amended the Company's Bylaws to: (i) permit only the Chairman of the Board, the Chief Executive Officer, the President or a majority of the Board of Directors of the Company to call a special meeting of the stockholders and (ii) provide that vacancies on the Board of Directors be filled only by the remaining members of the Board of Directors.



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Item 7:           Financial Statements and Exhibits.

                  (c)   Exhibits

                        3.1 Bylaws of the Company, as amended and restated effective August 7, 1998.

                        4.1 Rights Agreement dated August 10, 1998, between the Company and BankBoston, N.A., as Rights Agent, which includes as Exhibit A the form of Certificate of Designations of Series A Junior Participating Preferred Stock, as Exhibit B the Form of Right Certificate and as Exhibit C the Summary of Rights to Purchase Preferred Shares. (Incorporated by reference to the Company's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on August 11, 1998.)

                        99.1     Press release of the Company dated August 10,
                                 1998.

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                                    SIGNATURE



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 11, 1998

                                       EDIFY CORPORATION



                                       By: /s/ Stephanie A. Vinella
                                           -------------------------------------
                                           Stephanie A. Vinella
                                           Vice President, Finance and
                                           Administration and Secretary
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                                  EXHIBIT INDEX


Exhibit

3.1 Bylaws of the Company, as amended and restated effective August 7, 1998.

4.1 Rights Agreement dated August 10, 1998, between the Company and BankBoston, N.A., as Rights Agent, which includes as Exhibit A the form of Certificate of Designations of Series A Junior Participating Preferred Stock, as Exhibit B the Form of Right Certificate and as Exhibit C the Summary of Rights to Purchase Preferred Shares. (Incorporated by reference to the Company's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on August 11, 1998.)

99.1        Press release of the Company dated August 10, 1998.